Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2020
Net Loss Per Share
Basic and diluted net loss per share

Basic and diluted net loss per share attributable to common stockholders was calculated as follows:

	Year Ended December 31,
	2020	2019	2018
Numerator:
Net loss attributable to common stockholders (in millions)	$(122.3)	$(108.5)	$(52.9)
Denominator:
Weighted average common shares outstanding — basic and diluted	33,654,828	11,124,397	10,931,776
Net loss per share attributable to common stockholders — basic and diluted	$(3.63)	$(9.75)	$(4.84)

Antidilutive potential common shares

based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to common stockholders for the periods indicated because including them would have had an anti-dilutive effect:

	December 31,
	2020	2019
Options to purchase common stock	4,944,711	4,048,802
Convertible preferred stock (as converted to common stock)	—	31,557,107
	4,944,711	35,605,909